UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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The Cushing MLP Total Return Fund

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THE CUSHING MLP TOTAL RETURN FUND (NYSE: SRV)
3300 Oak Lawn Avenue, Suite 650
Dallas, Texas 75219

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 14, 2009

Notice is hereby given to the shareholders of The Cushing MLP Total Return Fund (the “Fund”) that the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) will be held at 2200 Ross Avenue, Suite 2800, Dallas, Texas, 75201 on Thursday, May 14, 2009 at 10:30 A.M. (Central time). The Annual Meeting is being held for the following purposes:

MATTERS TO BE VOTED UPON BY ALL SHAREHOLDERS

1. To elect two Class II Trustees, each to hold office for a three-year term expiring at the 2012 Annual Meeting or until his successor is elected and duly qualified; and

2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES (THE “BOARD”) OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE TWO TRUSTEES.

The Board has fixed the close of business on April 8, 2009 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy or proxies in the postage-paid envelope provided so you will be represented at the Annual Meeting.

By order of the Board

Mark W. Fordyce,
Secretary of the Fund

Dallas, Texas
April 8, 2009

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY MAIL. IF VOTING BY MAIL, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY GIVEN PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD TODAY.

PROXY STATEMENT
Election of Trustees
APPENDIX A

THE CUSHING MLP TOTAL RETURN FUND (NYSE: SRV)
PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 14, 2009

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders (“Notice of Annual Meeting”). Much of the information in this proxy statement (“Proxy Statement”) is required under rules of the Securities and Exchange Commission (“SEC”); some of it is technical. If there is anything you don’t understand, please contact us at our toll-free number 1-800-662-7232.

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of The Cushing MLP Total Return Fund (the “Fund”) of proxies to be voted at the Annual Meeting of Shareholders of the Fund to be held on Thursday, May 14, 2009, and any adjournment or postponement thereof (the “Annual Meeting”). The Annual Meeting will be held at 2200 Ross Avenue, Suite 2800, Dallas, Texas, 75201 on Thursday, May 14, 2009 at 10:30 A.M. (Central time). If you need to obtain directions to be able to attend the Annual Meeting and vote in person, please contact us at 1-800-662-7232. This Proxy Statement and the enclosed proxy card(s) (“proxy”) are first being sent to the Fund’s shareholders on or about April 14, 2009.

•	Why is a shareholder meeting being held?

The common shares of the Fund are listed on the New York Stock Exchange (“NYSE”), which requires the Fund to hold an annual meeting of shareholders.

•	What matter will be voted on?

Shareholders of the Fund are being asked to re-elect two trustees to the Board (“Election of Trustees”).

•	Will your vote make a difference?

Yes! Your vote is important and could make a difference in the governance of the Fund, no matter how many shares you own.

•	Who is asking for your vote?

The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on Thursday, May 14, 2009, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting. The Notice of Annual Meeting, the proxy and this Proxy Statement are being mailed on or about April 14, 2009.

•	How does the Board recommend that shareholders vote on the election of the two Trustees?

The Board unanimously recommends that you vote “for” the election of the two Trustees.

•	Who is eligible to vote?

Shareholders of record of the Fund at the close of business on April 8, 2009, are entitled to be present and to vote on the Election of Trustees at the Annual Meeting or any adjournment or postponement thereof. Each share is entitled to one vote on the Election of Trustees. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don’t fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Fund’s Annual Meeting, your shares will be voted at your proxy’s discretion unless you specify otherwise in your proxy.

•	How many shares of the Fund were outstanding as of the record date?

At the close of business on April 8, 2009, the Fund had 10,276,607 common shares outstanding and no preferred shares outstanding.

Election of Trustees

•	Who are the nominees for Class II Trustees?

Messrs. McMillan and Swank are the nominees for Class II Trustees. The Trustees of the Fund are classified into three classes of Trustees. Set forth below are the current classes of Trustees:

CLASS I TRUSTEES

•	Mr. Brian R. Bruce is the only Trustee in Class I of Trustees of the Fund. It is currently anticipated that he will stand for re-election at the Fund’s 2011 annual meeting of shareholders.

CLASS II TRUSTEES

•	Messrs. Edward N. McMillan and Jerry V. Swank are in Class II of Trustees of the Fund. They are standing for re-election at the Annual Meeting.

CLASS III TRUSTEES

•	Mr. Ronald P. Trout is the only Trustee in Class III of Trustees of the Fund. It is currently anticipated that he will stand for re-election at the Fund’s 2010 annual meeting of shareholders.

As indicated above, shareholders of the Fund are being asked to elect the following nominees as Trustees of the Fund at the Annual Meeting: Messrs. Edward N. McMillan and Jerry V. Swank as Class II Trustees. The holders of the Fund’s common shares will have equal voting rights (i.e., one vote per share) and will vote together as a single class with respect to the election of Messrs. McMillan and Swank as Class II Trustees of the Fund.

Each Class II Trustee of the Fund, if elected, will hold office for a three-year term expiring at the 2012 Annual Meeting of Shareholders or until his successor shall have been elected and qualified. The other Trustees of the Fund are expected to continue to serve at least until their current terms expire as indicated above. Messrs. McMillan and Swank are currently the only Class II Trustees of the Fund. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of Messrs. McMillan and Swank as Class II Trustees. Messrs. McMillan and Swank have agreed to continue to serve as Trustees of the Fund if elected at the Annual Meeting. If, however, a designated Trustee nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the person named therein to vote in favor of a substitute Trustee nominee or nominees as the Nominating, Corporate Governance and Compensation Committee may select.

Certain information concerning the current Trustees, the Trustee nominees and the officers of the Fund is set forth in the table below. Each individual has held the office or offices in the Fund shown below since the Fund commenced its operations. The “interested” Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) are indicated by an asterisk(*). Independent Trustees are those who are not interested persons of (i) the Fund, (ii) the Fund’s investment adviser, Swank Energy Income Advisors, LP (“Swank” or the “Adviser”), or (iii) a principal underwriter of the Fund and who satisfy the requirements contained in the definition of “independent” as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Independent Trustees”). All Trustees have served as Trustees of the Fund since August 16, 2007. The Fund is the only registered fund in the Swank fund complex. The business address of each current Trustee and officer is c/o Swank Energy Income Advisors, LP, 3300 Oak Lawn Avenue, Suite 650, Dallas, Texas 75219.

Trustees and Trustee Nominees

				Number of
				Portfolios in
				Fund
		Term of Office	Principal	Complex	Other Directorships/
Name, Age and	Position(s) Held	and Length of	Occupation(s) During	Overseen by	Trusteeships
Address	with the Fund	Time Served(1)	Past Five Years	Trustee	Held

Independent Trustees
Brian R. Bruce (Age 53) 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Trustee and Chairman of the Audit Committee	Trustee since 2007	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser); Director of Southern Methodist University’s Encap Investment & LCM Group Alternative Asset Management Center (2006 to present); and Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	1	CM Advisers Family of Funds (2 series) and Dreman Contrarian Funds (2 series).
Ronald P. Trout (Age 69) 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Trustee and Chairman of the Nominating, Corporate Governance and Compensation Committee	Trustee since 2007	Retired. A founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	1	Dorchester Minerals LP (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.).
Edward N. McMillan (Age 61) 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Lead Independent Trustee	Trustee since 2007	Retired.	1	None
Interested Trustees
Jerry V. Swank (Age 57)* 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2007	Managing Partner of the Adviser and portfolio manager of the Fund (2007 to present).	1	None

Executive Officers

		Term of Office	Principal
Name, Age and	Position(s) Held	and Length of	Occupation(s) During
Address	with the Fund	Time Served(2)	Past Five Years

Officers
Mark W. Fordyce, CPA (Age 42) 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Chief Financial Officer, Principal Accounting Officer, Treasurer and Secretary	Officer since 2007	Chief Financial Officer (“CFO”) of the Adviser; CFO of Caprock Capital Partners, L.P. (2005-2006); CFO of Hercules Security Investments, L.P. (2006); CFO and Chief Operating Officer (“COO”) of Durango Partners, L.P. (2001-2004).
Michael S. Minces (Age 34) 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Chief Compliance Officer	Officer since 2007	General Counsel and Chief Compliance Officer (“CCO”) of the Adviser (2007 to present); CCO and Associate General Counsel of Highland Capital Management, L.P. (2004-2007); Associate at Akin Gump Strauss Hauer & Feld LLP (2003-2004).

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Mr. Bruce, Class I Trustee, is expected to stand for re-election in 2011, Messrs. McMillan and Swank, Class II Trustees, are currently standing for re-election, and Mr. Trout, Class III Trustee, is expected to stand for re-election in 2010.

*	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Adviser.

(2)	Term of office is at the discretion of the Board or until a successor has been duly elected and qualified.

•	Does the Board have any committees?

Yes. The Trustees have determined that the efficient conduct of the Fund’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. Currently, the Fund has two committees of the Board, namely, the Audit Committee and the Nominating, Corporate Governance and Compensation Committee.

Audit Committee

The Fund’s Audit Committee, composed of all of the Independent Trustees, is charged with selecting a firm of independent registered public accountants for the Fund and reviewing accounting matters with the accountants.

The members of the Audit Committee of the Fund are Messrs. Bruce (Chairman), McMillan and Trout, all of whom are Independent Trustees. The Board has determined that Mr. Bruce is an audit committee financial expert and is independent for the purpose of the definition of audit committee financial expert as applicable to the Fund.

The report of the Audit Committee is set forth in Appendix A to this Proxy Statement.

The Audit Committee of the Fund is governed by a written charter. The Board approved its charter on August 16, 2007. The Audit Committee charter is available on the Fund’s website (http://www.swankcapital.com).

The Audit Committee’s Pre-Approval Policies and Procedures

On August 16, 2007, the Audit Committee adopted pre-approval policies and procedures. Since the adoption of such policies and procedures, the Audit Committee has pre-approved all audit and non-audit services provided to the Fund by Deloitte & Touche LLP (“Deloitte”) and Deloitte Tax LLP. The Audit Committee has delegated to the Chairman of the Audit Committee, either acting alone or acting together with any other member of the Audit Committee, the authority to pre-approve any audit or permissible non-audit services, provided, however, that the

Chairman of the Audit Committee remains responsible for reporting any pre-approvals granted to the full Audit Committee at its next scheduled meeting.

Pre-approval by the Audit Committee of any permissible non-audit services is not, however, required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or the Chairman.

During the fiscal year ended November 30, 2008, no non-audit services were provided by Deloitte to Swank, or any entity controlling, controlled by, or under common control with Swank that would have required pre-approval by the Fund’s Audit Committee.

Nominating, Corporate Governance and Compensation Committee

The Fund’s Nominating, Corporate Governance and Compensation Committee performs the functions set forth in the Nominating, Corporate Governance and Compensation Committee Charter of the Fund. The Nominating, Corporate Governance and Compensation Committee is composed of all of the Independent Trustees: Messrs. Trout (Chairman), Bruce and McMillan. The Fund’s Independent Trustees meet regularly as a group in executive session.

As part of its duties, the Nominating, Corporate Governance and Compensation Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating, Corporate Governance and Compensation Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating, Corporate Governance and Compensation Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating, Corporate Governance and Compensation Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating, Corporate Governance and Compensation Committee, a shareholder must submit the recommendation in writing and must include:

•	The name of the shareholder and evidence of the person’s ownership of shares of the Fund, including the number of shares owned and the length of time of ownership; and

•	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Trustee of the Fund and the person’s consent to be named as a Trustee if selected by the Nominating, Corporate Governance and Compensation Committee and nominated by the Board.

The shareholder recommendation and information described above must be sent to the Fund’s Secretary, c/o Swank Energy Income Advisors, LP, 3300 Oak Lawn Avenue, Suite 650, Dallas, Texas 75219 and must be received by the Secretary not less than 120 days prior to the anniversary date of the Fund’s most recent annual meeting of shareholders. The Nominating, Corporate Governance and Compensation Committee believes that the minimum qualifications for serving as a Trustee of the Fund are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating, Corporate Governance and Compensation Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Fund. The Nominating, Corporate Governance and Compensation Committee also seeks to have the Board represent a diversity of backgrounds and experience.

The Nominating, Corporate Governance and Compensation Committee Charter of the Fund was approved by the Board on August 16, 2007 and is available on the Fund’s website (http://www.swankcapital.com).

•	Does the Fund have a policy with respect to the attendance of Trustees at the Annual Meeting?

It is the Fund’s policy to encourage Trustees to attend annual meetings.

•	How can the Fund’s shareholders send communications to the Trustees?

Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Fund at 3300 Oak Lawn Avenue, Suite 650, Dallas, Texas 75219.

•	How large a stake do the Trustees have in the Fund?

As of March 16, 2009, the Trustees owned common shares of the Fund in the following amounts:

Aggregate Dollar Range of
Equity Securities in All Funds
	Dollar Range of	Overseen by Trustees in
	Equity	Family of
Name of Trustee or	Securities in the	Registered Investment
Trustee Nominee	Fund	Companies(*)

Brian R. Bruce	None	N/A
Ronald P. Trout	$1 - $10,000	N/A
Edward N. McMillan	$50,001 - $100,000	N/A
Jerry V. Swank	$10,001 - $50,000	N/A

*	No other registered investment companies share the same investment adviser or principal underwriter as the Fund and hold themselves out to investors as related companies for purposes of investment and investor services.

As of March 16, 2009, each Trustee, each officer, and the Trustees and officers of the Fund as a group owned outstanding shares of the Fund as follows:

		Amount and Nature of
Title of Class	Name of Beneficial Owner	Beneficial Ownership		Percent of Class

Common Shares	Brian R. Bruce	None		*
Common Shares	Ronald P. Trout	1,000		*
Common Shares	Edward N. McMillan	18,183	(1)	*
Common Shares	Jerry V. Swank	9,236		*
Common Shares	Mark W. Fordyce	500		*
Common Shares	Michael S. Minces	None		*
Common Shares	All Trustees and Officers as a group	28,919		*

*	Represents less than 1% of the outstanding Common Shares.

(1)	Includes 7,460 shares held as trustee for family trust and 5,723 shares held by account of family member over which Mr. McMillan has discretionary control.

•	How often do the Trustees meet?

Four meetings of the Board were held during its last fiscal year ended November 30, 2008.

One meeting of the Audit Committee and one meeting of the Nominating, Corporate Governance and Compensation Committee were held during the Fund’s last fiscal year ended November 30, 2008.

During fiscal year 2008, each Trustee of the Fund attended at least 75% of the aggregate of: (i) all regular meetings of the Board; and (ii) all meetings of all committees of the Board on which the Trustee served.

•	What are the Trustees paid for their services?

The following table provides information regarding the compensation of the Trustees for the fiscal year ended November 30, 2008:

		Pension or
		Retirement		Total
		Benefits	Estimated	Compensation
	Aggregate	Accrued as Part	Annual Benefits	from the Fund
	Compensation	of Fund	Upon	and Fund
Name of Board Member	from the Fund	Expenses	Retirement	Complex

Brian R. Bruce	$33,000	None	None	$33,000
Ronald P. Trout	$33,000	None	None	$33,000
Edward N. McMillan	$33,000	None	None	$33,000
Jerry V. Swank	None	None	None	None

•	Are the Trustees parties in any pending legal proceedings?

On February 10, 2009, a class action lawsuit was filed in the United States District Court, Northern District of Texas, on behalf of all persons who purchased shares of the Fund between September 1, 2008 and December 19, 2008, against the Adviser, Swank Capital, LLC, Jerry V. Swank, Mark W. Fordyce, Brian R. Bruce, Ronald P. Trout and Edward N. McMillan, alleging violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Section 36(b) of the 1940 Act. Each of plaintiff’s claims relates to the treatment and valuation of a tax deferred tax asset carried by the Fund under Financial Accounting Statement 109. The plaintiff seeks an unspecified amount in compensatory damages, actual damages and fees and expenses incurred in the lawsuit.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF TWO TRUSTEES.

Further Information About Voting and the Annual Meeting

The cost of soliciting proxies will be borne by the Fund. In addition, the Fund’s officers and employees of the Adviser (none of whom will receive additional compensation therefor) may solicit proxies by mail.

The affirmative vote of a plurality of the shares present in person or by proxy for the Fund at the Annual Meeting at which a quorum (i.e., one-third of the outstanding shares of the Fund entitled to vote on the Item of Business) is present is necessary to approve the Election of Trustees.

Abstentions will be counted as shares present at the Annual Meeting for purposes of a quorum, but will not affect the result of the vote on the Election of Trustees. “Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will not be considered as present and entitled to vote with respect to the Election of Trustees.

All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting.

The Board has fixed the close of business on April 8, 2009 as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund on that date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share with no cumulative voting rights.

Investment Adviser

Swank Energy Income Advisors, LP, acts as the Fund’s investment adviser. The Adviser is responsible for making investment decisions with respect to the investment of the Fund’s assets. The Adviser is located at 3300 Oak Lawn Avenue, Suite 650, Dallas, Texas 75219.

Administrator

U.S. Bancorp Fund Services, LLC, located at 811 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the Fund’s administrator.

Independent Auditors

Deloitte has been selected as the Fund’s independent registered public accounting firm by the Audit Committee and ratified by a majority of the Fund’s Board, including a majority of the Independent Trustees, to audit the accounts of the Fund for and during the fiscal year ended November 30, 2008 and for the fiscal year ending November 30, 2009. Representatives of Deloitte are not expected to attend the Annual Meeting. The Fund does not know of any direct or indirect financial interest of Deloitte in the Fund.

Audit Fees

The aggregate fees billed to the Fund by Deloitte for professional services rendered for the audit of the Fund’s annual financial statements for the period from August 27, 2007 through November 30, 2007 and the fiscal year ended November 30, 2008 were $53,000 and $50,000, respectively. All of the audit services for the fiscal periods ended November 30, 2007 and 2008 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Audit-Related Fees

The aggregate fees billed by Deloitte for the period from August 27, 2007 through November 30, 2007 and the fiscal year ended November 30, 2008 for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements were $0 and $0, respectively.

Tax Fees

The aggregate fees billed by Deloitte Tax LLP for the period from August 27, 2007 through November 30, 2007 and the fiscal year ended November 30, 2008 for professional services rendered for tax compliance, tax advice, and tax planning were $5,175 and $8,000, respectively (such fees relate to tax services provided by Deloitte Tax LLP in connection with the Fund’s tax compliance). All of the tax services for the fiscal periods ended November 30, 2007 and 2008 were approved by the Audit Committee in accordance with its pre-approval policies and procedures. Deloitte Tax LLP did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Audit Committee for such periods.

All Other Fees

The aggregate fees billed by Deloitte for the period from August 27, 2007 through November 30, 2007 and the fiscal year ended November 30, 2008 for all services rendered to the Fund other than audit, audit-related and tax services were $0 and $0, respectively.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by Deloitte for the period from August 27, 2007 through November 30, 2007 and the fiscal year ended November 30, 2008 for services rendered to the Fund, Swank, or any entity controlling, controlled by, or under common control with Swank that provides ongoing services to the Fund were $5,175 and $8,000, respectively (all of which fees were those of the Fund).

Principal Shareholders

As of April 7, 2009, to the knowledge of the Fund, one “person,” identified below, beneficially owned more than 5% of the voting securities of the one class of securities of the Fund:

	Name	Amount of
	and Address	Common Shares
Title of Class	of Beneficial Owner	Beneficially Owned	Percent of Class

Common Shares	Telemus Investment Management LLC* Two Towne Square, Suite 800 Southfield, MI 48076	456,629	4.44%
Common Shares	Telemus Income Opportunity Fund, LP* 4400 Post Oak Parkway Suite 1450 Houston, TX 77027	505,600	4.92%
Common Shares	Beacon Asset Management, LLC* Two Towne Square, Suite 800 Southfield, MI 48076	574	**

*	Telemus Investment Management LLC, Telemus Income Opportunity Fund, LP and Beacon Asset Management, LLC (the “Beneficial Owner”) together as a group are considered one “person” under Section 13(d)(3) of the Securities Exchange Act of 1934. The Beneficial Owner owns a total of 9.36% of the outstanding Common Shares.

**	Less than 1% of the outstanding Common Shares.

Important Notice Regarding Internet Availability of Proxy Materials for Annual Meeting and for all Future Shareholder Meetings

This Proxy Statement, the Fund’s most recent Annual Report, the form of proxy and the Notice of Annual Meeting (the “Proxy Materials”) are available to you on the internet at www.edocumentview/srv. These Proxy Materials will be available on the internet through the day of the Annual Meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund’s officers and Trustees, the Fund’s investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon the Fund’s review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for its fiscal year ended in 2008, all filings applicable to such persons were completed and filed.

Privacy Principles of the Fund

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its shareholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. The Fund does not collect or maintain personal information about shareholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

The Fund does not disclose any nonpublic personal information about you, the Fund’s other shareholders or the Fund’s former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, the Fund restricts access to nonpublic personal information about the Fund’s shareholders to those employees who need to know that information to provide services to our shareholders. The Fund also maintains certain other safeguards to protect your nonpublic personal information.

Deadline for Shareholder Proposals

The deadline for submitting shareholder proposals for inclusion in the Fund’s proxy statement and form of proxy for the Fund’s Annual Meeting of Shareholders in 2010 is December 15, 2009. Any shareholder proposal that is intended to be presented at such annual meeting, but not submitted for inclusion in the Fund’s proxy statement and form of proxy in accordance with the foregoing sentence, must be received by the Fund’s Secretary at the address indicated on the first page of this Proxy Statement no earlier than December 15, 2009 and no later than January 14, 2010. Any such proposal received after such date will be considered untimely and will be excluded from consideration at the next annual meeting in accordance with the Fund’s advance notice By-Law. The mere submission of a proposal or notice of proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such annual meeting because certain federal rules and the Fund’s advance notice By-Law, respectively, must be complied with before consideration of the proposal is required.

Other Matters

The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Very truly yours,

MARK W. FORDYCE
Secretary of the Fund

April 8, 2009

APPENDIX A

REPORT OF THE AUDIT COMMITTEE OF
THE CUSHING MLP TOTAL RETURN FUND

The Audit Committee (the “Committee”) of The Cushing MLP Total Return Fund (the “Fund”) oversees the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements. Management is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial and reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report dated November 30, 2008 with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

In the performance of its oversight function, the Committee has considered and discussed the November 30, 2008 audited financial statements with management and with Deloitte & Touche LLP (“Deloitte”), the Fund’s independent registered public accounting firm. The Committee has also discussed with Deloitte the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Rule AU 380, The Auditor’s Communication with those Charged with Governance. The Committee reviewed with Deloitte, who is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgment as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committee reviewed the written disclosures and the letter from Deloitte required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, has considered whether the provision of other non-audit services by Deloitte to the Fund is compatible with maintaining Deloitte’s independence, and has discussed with Deloitte the independence of the independent registered public accounting firm.

The Committee discussed with Deloitte the overall scope and plans for the audit. The Committee met with Deloitte to discuss the results of its examinations, its evaluations of the Fund’s internal controls, and the overall quality of the Fund’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Committee Charter, the Committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements be included in the Annual Report to Shareholders for the Fund for the fiscal year ended November 30, 2008 and to be filed with the Securities and Exchange Commission.

Shareholders are reminded, however, that the members of the Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and Deloitte. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that the Fund’s independent registered public accounting firm is, in fact, “independent.”

January 15, 2009

Brian R. Bruce, Audit Committee Chair

Edward N. McMillan, Audit Committee Member

Ronald P. Trout, Audit Committee Member

A-1

Proxy – THE CUSHING MLP TOTAL RETURN FUND

THE CUSHING MLP TOTAL RETURN FUND (NYSE: SRV)
3300 Oak Lawn Avenue, Suite 650
Dallas, Texas 75219
The undersigned hereby appoints Mark W. Fordyce, Michael S. Minces and Jerry V. Swank as Proxies, each with full power of substitution, and hereby authorizes each of them, to represent and to vote, as designated on the reverse side of this proxy card, all common shares of The Cushing MLP Total Return Fund (the “Fund”) held of record on April 8, 2009 by the undersigned at the Annual Meeting of Shareholders to be held on May 14, 2009 and all adjournments thereof.
Shares represented by this proxy will be voted as directed.
IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF TRUSTEES AND IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN.

THE CUSHING MLP TOTAL RETURN FUND

000004	000000000.000000 ext 000000000.000000 ext
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card
▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

THE BOARD OF TRUSTEES (THE “BOARD”) OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF TRUSTEES.

1.	Election of Trustee:	For	Withhold	+

	01 - Edward N. McMillan	☐	☐

	02 - Jerry V. Swank	☐	☐

2.	In their discretion, on such other matters as may properly come before the Annual Meeting and any adjournment thereof.

B Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

■	C 1234567890 J N T 1 U P X 0 1 7 0 1 4 1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND	+
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